Exhibit 10.65

AMENDMENT #2 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT #2 (this “Amendment”) is made as of the 30th day of March, 2010, by and between Brian H. McCurrie (“Executive”) and Koppers Inc. (the “Company”).

WHEREAS, Executive and the Company entered into an employment contract setting forth the terms and conditions of Executive’s employment with the Company on October 13, 2003 (the “Employment Contract”); and

WHEREAS, the parties entered into an amendment of the Employment Contract to comply with applicable requirements under Section 409A of the Internal Revenue Code of 1986, as amended, and the final regulations and other interpretative guidance issued thereunder, which amendment was effective as of January 1, 2009; and

WHEREAS, the parties desire to further amend the Employment Contract, effective May 1, 2010, to reflect certain new job duties of Executive;

NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1. The amendments to the Employment Contract set forth below shall become effective on May 1, 2010.

2. The introductory paragraph of the Employment Contract shall be deleted in its entirety and shall be replaced by the following:

“The parties to this Employment Contract (this “Agreement”) are Koppers Inc. (the “Company”) and Brian H. McCurrie (“Executive”). The Company desires to retain the services of executive as Senior Vice President, Global Carbon Materials and Chemicals and Executive desires to accept such employment on the terms and conditions set forth below.”

3. The first sentence of Section 2 of the Employment Contract shall be deleted in its entirety and shall be replaced by the following:

“During the Term, Executive shall serve as Senior Vice President, Global Carbon Materials and Chemicals and shall perform the duties, services and responsibilities and have the authority commensurate to such position.”

4. Except as expressly modified herein, all terms and conditions of the Employment Contract shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly and properly executed the day and year first above written.

THE COMPANY:	EXECUTIVE:

/s/ Steven R. Lacy	/s/ Brian H. McCurrie
Signature	Signature

Steven R. Lacy	Brian H. McCurrie
Name	Name

Senior Vice President, Administration, General Counsel & Secretary	Vice President & Chief Financial Officer
Title	Title